UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 2, 2015

_____________________

 VERSO CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-34056	75-3217389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6775 Lenox Center Court, Suite 400
Memphis, Tennessee 38115-4436
(Address of principal executive offices) (zip code)
(901) 369-4100
(Registrant’s telephone number, including area code)

_______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 2, 2015, Robert P. Mundy resigned as the Senior Vice President and Chief Financial Officer of Verso Corporation, or “Verso,” in order to take a similar position with Packaging Corporation of America. To ensure a smooth transition, Mr. Mundy has agreed to remain with Verso through June 30, 2015, and to provide periodic transitional assistance for two months thereafter. Verso’s search for his successor is underway. On June 3, 2015, Verso issued a press release announcing Mr. Mundy’s resignation, which is included as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit
Number	Description
99.1	Press release issued by Verso Corporation on June 3, 2015.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 5, 2015

VERSO CORPORATION

By:	/s/ Peter H. Kesser
Peter H. Kesser
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release issued by Verso Corporation on June 3, 2015.